*** TEXT OMITTED AND FILED SEPARATELY
                                            CONFIDENTIAL TREATMENT REQUESTED
                                            UNDER 17 C.F.R. SS.SS. 200.80(B)(4),
                                            200.83 AND 240.24B-2


                             MASTER LEASE AGREEMENT

Lessor:  TRANSAMERICA BUSINESS CREDIT CORPORATION
         Riverway II
         West Office Tower
         9399 West Higgins Road
         Rosemont, Illinois  60018

Lessee:  SUGEN, INC.
         351 Galveston Drive
         Redwood City, California 94063-4720

The lessor pursuant to this Master Lease Agreement ("Agreement") dated as of March 28, 1997, is Transamerica Business Credit Corporation ("Lessor"). All equipment, software (Software), items designated as tenant improvements on the applicable schedule (Tenant Improvements) together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements and replacements thereof or thereto, which are the subject of a Lease (as defined in the next sentence) shall be referred to as "Equipment." Simultaneous with the execution and delivery of this Agreement, the parties are entering into one or more Lease Schedules (each, a "Schedule") which refer to and incorporate by reference this Agreement, each of which constitutes a lease (each, a "Lease") for the Equipment specified therein. Additional details pertaining to each Lease are specified in the applicable Schedule. Each Schedule that the parties hereafter enter into shall constitute a Lease. Lessor has no obligation to enter into any additional leases with, or extend any future financing to, Lessee other than stated in Paragraph 1 below.


                 LEASE. Subject to and upon all of the terms and conditions of this Agreement and each Schedule, Lessor hereby agrees to lease to Lessee up to $3,500,000 in Equipment, including up to [...***...] in Tenant Improvements and up to [...***...] in Software and Lessee hereby agrees to lease from Lessor the Equipment for the Term (as defined in Paragraph 2 below) thereof.

                  TERM. Each Lease shall be effective and the term of each Lease ("Term") shall commence on the commencement date specified in the applicable Schedule which date shall not be prior to delivery, acceptance and funding and, unless sooner terminated (as hereinafter provided), shall expire at the end of the term specified in such Schedule; provided, however, that obligations due to be performed by Lessee during the Term shall continue until they have been performed in full. Schedules will only be executed after the delivery of the Equipment to Lessee or upon completion of deliveries of items of such Equipment with aggregate cost of not less than [...***...].

                  RENT. Lessee shall pay as rent to Lessor, for use of the Equipment during the Term or Renewal Term (as defined in Paragraph 8), rental payments equal to the sum of all rental payments including, without limitation, security deposits, advance rents and interim rents payable in the amounts and on the dates specified in the applicable Schedule ("Rent"). If any Rent or other amount payable by Lessee is not paid within ten days after the day on which it becomes payable, Lessee will pay on demand, as a late charge, an amount equal to [...***...] or other amount but only to the extent permitted by applicable law. All payments provided for herein shall be payable to Lessor at its address specified above, or at any other place designated by Lessor. Lessees commitment fee paid pursuant to the Commitment Letter dated March 20, 1997 (as amended, supplemented or otherwise modified from time to time, the (Commitment Letter)), shall be applied towards the second months rent (after deductions for expenses under paragraph 23) under the initial Schedules and each monthly rental payment thereafter until fully applied.

                  LEASE NOT CANCELABLE; LESSEE'S OBLIGATIONS ABSOLUTE. No Lease may be canceled or terminated except as expressly provided herein. So long as Lessor has not wrongfully interfered with Lessees quiet enjoyment of the Equipment, Lessee's obligation to pay all Rent due or to become due hereunder shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim or recoupment for any reason whatsoever, including any failure of the Equipment or any representations by the manufacturer or the vendor thereof. If the Equipment is unsatisfactory for any reason, Lessee shall

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*Confidental Treatment Requested
make any claim solely against the manufacturer or the vendor thereof and shall, nevertheless, pay Lessor all Rent payable hereunder.

                  SELECTION AND USE OF EQUIPMENT. Lessee agrees that it shall be responsible for the selection, use of, and results obtained from, the Equipment and any other associated equipment or services.

                  WARRANTIES. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY, SUITABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE A CLAIM AGAINST LESSOR FOR BREACH OF ANY WARRANTY WHATSOEVER. ONCE ACCEPTED BY LESSEE, LESSEE LEASES THE EQUIPMENT "AS IS." IN NO EVENT SHALL LESSOR HAVE ANY LIABILITY FOR, NOR SHALL LESSEE HAVE ANY REMEDY AGAINST LESSOR FOR, ANY LIABILITY, CLAIM, LOSS, DAMAGE OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR ANY DEFICIENCY OR DEFECT THEREOF OR THE OPERATION, MAINTENANCE OR REPAIR THEREOF OR ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN SECTION 2-719(3) OF THE MODEL UNIFORM COMMERCIAL CODE, AS AMENDED FROM TIME TO TIME ("UCC"). Lessor grants to Lessee, for the sole purpose of prosecuting a claim or receiving benefits under the warranty, the benefits of any and all warranties made available by the manufacturer or the vendor of the Equipment to the extent assignable.

                  DELIVERY. Lessor hereby appoints Lessee as Lessor's agent for the sole and limited purpose of accepting delivery of the Equipment from each vendor thereof. Lessee shall pay any and all delivery and installation charges. Lessor shall not be liable to Lessee for any delay in, or failure of, delivery of the Equipment.

                  RENEWAL. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, or the Lessee shall not have exercised its purchase option under Paragraph 9 hereof, Lessee may elect to renew upon 60 days prior written notice to Lessor each Lease on the terms and conditions of this Agreement or as set forth in the

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*Confidental Treatment Requested
applicable Schedule (the Renewal Term); provided, however, that if Lessee elects to renew, obligations due to be performed by the Lessee during the Renewal Term shall continue until they have been performed in full. The monthly rental payments for the Renewal Term shall be as set forth in the applicable Schedule.

                  PURCHASE OPTION. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lessee may purchase all, but not less than all, the Equipment covered by the applicable Lease on the date specified therefor in the applicable Schedule ("Purchase Date"). The purchase price for such Equipment shall be set forth in the applicable Schedule. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lessee may purchase all, but not less than all, the Equipment covered by the applicable Schedule by the last date of the Renewal Term (the "Alternative Purchase Date") at a purchase price equal to [...***...]. On the Purchase Date or the Alternative Purchase Date, as the case may be, for any Equipment, Lessee shall pay to Lessor the purchase price, together with all sales and other taxes applicable to the transfer of the Equipment and any other amount payable and arising hereunder, in immediately available funds, whereupon Lessor shall transfer to Lessee, without recourse or warranty of any kind, express or implied, all of Lessor's right, title and interest in and to such Equipment on an "As Is, Where Is" basis and file UCC-3 termination statements upon reasonable request by Lessee.

                  OWNERSHIP; INSPECTION; MARKING; FINANCING STATEMENTS. Lessee shall affix to the Equipment, other than the Tenant Improvements, any labels supplied by Lessor indicating ownership of such Equipment. The Equipment is and shall be the sole property of Lessor. Lessee shall have no right, title or interest therein, except as lessee under a Lease. Other than Tenant Improvements, the Equipment is and shall at all times be and remain personal property and shall not become a fixture. Lessee shall obtain and record such instruments and take such steps as may be necessary to prevent any person from acquiring any rights in the Equipment, other than in the Tenant Improvements, by reason of the Equipment being claimed or deemed to be real property. Upon request by

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*Confidental Treatment Requested

Lessor, Lessee shall obtain and deliver to Lessor valid and effective waivers, in recordable form, by the owners, landlords and mortgagees of the real property upon which the Equipment is located or certificates of Lessee that it is the owner of such real property or that such real property is neither leased nor mortgaged. Lessee shall make the Equipment and its maintenance records available for inspection by Lessor at reasonable times and upon reasonable notice. Lessee shall execute and deliver to Lessor for filing any UCC financing statements or similar documents Lessor may reasonably request.

                  EQUIPMENT USE. Lessee agrees that the Equipment will be operated by competent, qualified personnel in connection with Lessee's business for the purpose for which the Equipment was designed and in accordance with applicable operating instructions, laws and government regulations, and that Lessee shall use all reasonable precautions to prevent loss or damage to the Equipment from fire and other hazards. Lessee shall procure and maintain in effect all orders, licenses, certificates, permits, approvals and consents required by federal, state or local laws or by any governmental body, agency or authority in connection with the delivery, installation, use and operation of the Equipment.

                  MAINTENANCE. Lessee, at its sole cost and expense, shall keep the Equipment in a suitable environment as specified by the manufacturer's guidelines or the equivalent and meet all recertification requirements, and shall maintain the Equipment in its original condition and working order, ordinary wear and tear excepted. At the reasonable request of Lessor, Lessee shall furnish all proof of maintenance.

                  ALTERATION; MODIFICATIONS; PARTS. Lessee may alter or modify the Equipment only with the prior written consent of Lessor. Any alteration shall be removed and the Equipment restored to its normal, unaltered condition at Lessee's expense (without damaging the Equipment's originally intended function or its value) prior to its return to Lessor. Any part installed in connection with warranty or maintenance service or which cannot be removed in accordance with the preceding sentence shall be the property of Lessor.

                  RETURN OF EQUIPMENT. Except for Equipment that has suffered a Casualty Loss (as defined in Paragraph 15 below) and is not required to be repaired pursuant to Paragraph 15 below or Equipment purchased by Lessee pursuant to Paragraph 9 above, upon expiration of the Renewal Term of a Lease, or upon demand by Lessor pursuant to Paragraph 22 below, Lessee shall contact Lessor for shipping instructions and, at

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*Confidental Treatment Requested

Lessee's own risk, immediately return the Equipment, freight prepaid, to a location in the continental United States specified by Lessor. At the time of such return to Lessor, the Equipment shall (i) be in the operating order, repair and condition as required by or specified in the original specifications and warranties of each manufacturer and vendor thereof, ordinary wear and tear excepted, and meet all recertification requirements and (ii) be capable of being promptly assembled and operated by a third party purchaser or third party lessee without further repair, replacement, alterations or improvements, and in accordance and compliance with any and all statutes, laws, ordinances, rules and regulations of any governmental authority or any political subdivision thereof applicable to the use and operation of the Equipment. Except as otherwise provided under Paragraph 9 hereof, at least thirty days before the expiration of the Renewal Term, Lessee shall give Lessor notice of its intent to return the Equipment at the end of such Renewal Term. During the thirty-day period prior to the end of the Renewal Term, Lessor and its prospective purchasers or lessees shall have, upon not less than two business days' prior notice to Lessee and during normal business hours, or at any time and without prior notice upon the occurrence and continuance of an Event of Default, the right of access to the premises on which the Equipment is located to inspect the Equipment, and Lessee shall cooperate in all other respects with Lessor's remarketing of the Equipment. The provisions of this Paragraph 14 are of the essence of the Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee set forth in this Paragraph 14. If Lessee fails to return the Equipment when required, the terms and conditions of the Lease shall continue to be applicable and Lessee shall continue to pay Rent until the Equipment is received by Lessor.

                  CASUALTY INSURANCE; LOSS OR DAMAGE. Lessee will maintain, at its own expense, liability and property damage insurance relating to the Equipment, insuring against such risks as are customarily insured against on the type of equipment leased hereunder by businesses in which Lessee is engaged in such amounts, in such form, and with insurers satisfactory to Lessor; provided, however, that the amount of insurance against damage or loss shall not be less than the greater of (a) the [...***...] of the Equipment and (b) the [...***...] of the Equipment specified in the applicable Schedule [...***...]. Each
liability   insurance   policy  shall

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*Confidental Treatment Requested
provide coverage (including, without limitation, personal injury coverage) of not less than [...***...] for each occurrence, and shall name Lessor as an additional insured; and each property damage policy shall name Lessor as sole loss payee and all policies shall contain a clause requiring the insurer to give Lessor at least thirty days prior written notice of any alteration in the terms or cancellation of the policy. Lessee shall furnish an insurance certificate or other evidence satisfactory to Lessor that the required insurance coverage is in effect; provided, however, Lessor shall have no duty to ascertain the existence of or to examine the insurance certificates or policies to advise Lessee if the insurance coverage does not comply with the requirements of this Paragraph. If Lessee fails to insure the Equipment as required, Lessor shall have the right but not the obligation to obtain such insurance, and the cost of the insurance shall be for the account of Lessee due as part of the next due Rent. Lessee consents to Lessor's release, upon its failure to obtain appropriate insurance coverage, of any and all information necessary to obtain insurance with respect to the Equipment or Lessor's interest therein.

         Until the Equipment is returned to and received by Lessor as provided in Paragraph 14 above, Lessee shall bear the entire risk of theft or destruction of, or damage to, the Equipment including, without limitation, any condemnation, seizure or requisition of title or use ("Casualty Loss"). No Casualty Loss shall relieve Lessee from its obligations to pay Rent except as provided in clause (b) below. When any Casualty Loss occurs, Lessee shall immediately notify Lessor and, at the option of Lessor, shall promptly (a) place such Equipment in good repair and working order; or (b) pay Lessor an amount equal to the [...***...] of such Equipment and all other amounts (excluding Rent) payable by Lessee hereunder, together with a late charge on such amounts at a rate per annum equal to the [...***...] hereunder (as reasonably determined by Lessor) from the date of the Casualty Loss through the date of payment of such amounts, whereupon Lessor shall transfer to Lessee, without recourse or warranty (express or implied), all of Lessor's interest, if any, in and to such Equipment on an "AS IS, WHERE IS" basis. The proceeds of any insurance payable with respect to the Equipment shall be applied, at the option of Lessee if no Event of Default has occurred and is continuing (and otherwise at the option of Lessor), either towards (i) repair of the Equipment or (ii) payment of any of Lessee's obligations hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim

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*Confidental Treatment Requested
for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to any Casualty Loss under any insurance policy relating to the Equipment.

                  TAXES. Lessee shall pay when due, and indemnify and hold Lessor harmless from, all sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and if resulting from an act or omission of Lessee, any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its purchase, ownership, delivery, leasing, possession, use or relocation of the Equipment or otherwise in connection with the transactions contemplated by each Lease or the Rent thereunder, excluding taxes on or measured by the net income of Lessor. Upon request, Lessee will provide proof of payment. Unless Lessor elects otherwise, Lessor will pay all property taxes on the Equipment for which Lessee shall reimburse Lessor promptly upon request and proof of payment. Lessee shall timely prepare and file all reports and returns which are required to be made with respect to any obligation of Lessee under this Paragraph 16. Lessee shall, to the extent permitted by law, cause all billings of such fees, taxes, levies, imposts, duties, withholdings and governmental charges to be made to Lessor in care of Lessee. Upon request, Lessee will provide Lessor with copies of all such billings. Lessee shall have the option to contest taxes diligently and in good faith as long as Lessee maintains adequate reserves for such taxes measured in accordance with General Accepted Accounting Principles.

                  LESSOR'S PAYMENT. If Lessee fails to perform its obligations under Paragraph 15 or 16 above, or Paragraph 23 below, Lessor shall have the right to substitute performance, in which case, Lessee shall immediately reimburse Lessor therefor.

                  GENERAL INDEMNITY. Each Lease is a net lease. Therefore, Lessee shall indemnify Lessor and its successors and assigns against, and hold Lessor and its successors and assigns harmless from, any and all claims, actions, damages, obligations, liabilities and all costs and expenses, including, without limitation, reasonable legal fees, incurred by

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*Confidental Treatment Requested

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Lessor or its  successors  and  assigns  arising  out of each  Lease  including, without limitation, the purchase, ownership, delivery, lease, possession, maintenance, condition, use or return of the Equipment, or arising by operation of law, except that Lessee shall not be liable for any claims, actions, damages, obligations and costs and expenses determined by a non-appealable, final order of a court of competent jurisdiction have occurred as a result of the gross negligence or willful misconduct of Lessor or its successors and assigns. Lessee agrees that upon written notice by Lessor of the assertion of any claim, action, damage, obligation, liability or lien, Lessee shall assume full responsibility for the defense thereof, provided that Lessor's failure to give such notice shall not limit or otherwise affect its rights hereunder except to the extent Lessee incurs a loss as a direct result of such failure. Any payment pursuant to this Paragraph (except for any payment of Rent) shall be of such amount as shall be necessary so that, after payment of any taxes required to be paid thereon by Lessor, including taxes on or measured by the net income of Lessor, the balance will equal the amount due hereunder. The provisions of this Paragraph with regard to matters arising during a Lease shall survive the expiration or termination of such Lease.

                  ASSIGNMENT BY LESSEE. Lessee shall not, without the prior written consent of Lessor, (a) assign, transfer, pledge or otherwise dispose of any Lease or Equipment, or any interest therein; (b) sublease or lend any Equipment or permit it to be used by anyone other than Lessee and its employees agents, representatives, contractors and other authorized persons, provided that Lessee shall indemnify and hold Lessor and its successors and assigns harmless from any liability arising under, or in connection with such persons use or operation of the Equipment; or (c) move any Equipment from the location specified for it in the applicable Schedule, except that Lessee may move Equipment to another location within the United States provided that Lessee has delivered to Lessor (A) prior written notice thereof and (B) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to Lessor) necessary or, in the opinion of the Lessor, desirable to protect Lessor's interest in such Equipment. Notwithstanding anything to the contrary in the immediately preceding sentence, Lessee may keep any Equipment consisting of motor vehicles or rolling stock at any location in the United States.

                  ASSIGNMENT BY LESSOR. Lessor may assign its interest or grant a security interest in any Lease and the Equipment individually or together, in whole or in part. If Lessee is given written notice of any such assignment, it shall immediately make all payments of Rent and other amounts hereunder directly to such assignee. Each such assignee shall have all of the rights of Lessor under each Lease assigned to it. Lessee shall not assert against any such assignee any set-off, defense or counterclaim that Lessee may have against Lessor or any other person. Notwithstanding any assignment by Lessor, Lessor shall not be relieved of its obligations under any Lease, but in no event shall Lessor be liable for any act or omission of its assignee.

                  DEFAULT; NO WAIVER. Lessee or any guarantor of any or all of the obligations of Lessee hereunder (together with Lessee, the "Lease Parties") shall be in default under each Lease upon the occurrence of any of the following events (each, an "Event of Default"): (a) Lessee fails to pay within ten days of when due any amount required to be paid by Lessee under or in connection with any Lease; (b) any of the Lease Parties fails to perform in any material respect any other provision under or in connection with a Lease or violates in any material respect any of the covenants or agreements of such Lease Parties under or in connection with a Lease; (c) any representation made or financial information delivered or furnished by any of the Lease Parties under or in connection with a Lease shall prove to have been inaccurate in any material respect when made; (d) any of the Lease Parties makes an assignment for the benefit of creditors, whether voluntary or involuntary, or consents to the appointment of a trustee or receiver, or if either shall be appointed for any of the Lease Parties or for a substantial part of its property without its consent and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof;
(e) any petition or proceeding is filed by or against any of the Lease Parties under any Federal or State bankruptcy or insolvency code or similar law and, in the case of any such involuntary petition or proceeding, such petition or proceeding remains undismissed or unstayed for forty-five days following the filing or commencement thereof, or any of the Lease Parties takes any action authorizing any such petition or proceeding; (f) any of the Lease Parties fails to pay when due any indebtedness for borrowed money or under conditional sales or installment sales contracts or similar agreements, leases or obligations evidenced by bonds, debentures, notes or other similar agreements or instruments to any creditor (including Lessor under any other agreement) after any and all applicable cure periods therefor shall have elapsed if the amount involved exceeds [...***...] in the aggregate; (g) any judgment shall be rendered against any of the Lease Parties which shall remain unpaid or unstayed for a period of sixty days; (h) any of the Lease Parties shall dissolve, liquidate, wind up or cease its business, sell or otherwise dispose of all or substantially all of its assets; (i) any of the Lease Parties shall amend or modify its name, unless such Lease Party delivers to Lessor thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed financing statements (in form and substance satisfactory to the Lessor) provided that Lessee shall have 10 business days after notice to cure any default under this paragraph (i); (j) any of the Lease Parties shall merge or consolidate with any other entity or make any material change in its capital structure, in each case without Lessor's prior written consent, which shall not be unreasonably withheld; (k) any of the Lease Parties shall suffer any loss or suspension of any material license, permit or other right or asset which loss has a material adverse effect on Lessees ability to perform hereunder, or fail generally to pay its debts as they mature, or call a meeting for purposes of compromising its debts; or (l) any of the Lease Parties shall deny or disaffirm its obligations hereunder or under any of the documents delivered in connection herewith.

                  REMEDIES. Upon the occurrence and continuation of an Event of Default for ten days after notice for a payment Event of Default and for thirty days after notice for all other Events of Default, Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies:
(a) terminate each Lease; (b) declare any and all Rent and other amounts then due and any and all Rent and other amounts to become due under each Lease (collectively, the "Lease Obligations") immediately due and payable; (c) take possession of any or all items of Equipment, wherever located, without demand, notice, court order or other process of law, and without liability for entry to Lessee's premises, for damage to Lessee's property or otherwise; (d) demand that Lessee immediately return any or all Equipment to Lessor in accordance with Paragraph 14 above, and, for each day that Lessee shall fail to return any item of Equipment, Lessor may demand an amount equal to the Rent payable for such Equipment in accordance with Paragraph 14 above; (e) lease, sell or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and on public or private bid; (f) recover the following amounts from the Lessee (as damages, including reimbursement of costs and expenses, liquidated for all purposes and not as a penalty): (i) all costs and expenses of Lessor reimbursable to it hereunder, including, without limitation, expenses of disposition of the Equipment, reasonable legal fees and all other amounts specified in

-------------------------
*Confidental Treatment Requested

Paragraph 23 below; (ii) an amount equal to the sum of (A) any accrued and unpaid Rent through the later of (1) the date of the applicable default or (2) the date that Lessor has obtained possession of the Equipment or such other date as Lessee has made an effective tender of possession of the Equipment to Lessor (the "Default Date") and (B) if Lessor resells or re-lets the Equipment, Rent at the periodic rate provided for in each Lease for the additional period that it takes Lessor to resell or re-let all of the Equipment; (iii) the present value of all future Rent reserved in the Leases and contracted to be paid over the unexpired Term of the Leases discounted at [...***...] simple interest per annum; (iv) the present value of the reversionary value of the Equipment as of the expiration of the Term of the applicable Lease as set forth on the applicable Schedule discounted at [...***...] simple interest; and (v) any indebtedness for Lessee's indemnity under Paragraph 18 above, plus a late charge at the rate specified in Paragraph 3 above, less the amount received by Lessor, if any, upon sale or re-let of the Equipment; and (g) exercise any other right or remedy to recover damages or enforce the terms of the Leases. Upon the occurrence and continuance of an Event of Default or an event which with the giving of notice or the passage of time, or both, would result in an Event of Default, Lessor shall have the right, whether or not Lessor has made any demand or the obligations of Lessee hereunder have matured, to appropriate and apply to the payment of the obligations of Lessee hereunder all security deposits and other deposits (general or special, time or demand, provisional or final) now or hereafter held by and other indebtedness or property now or hereafter owing by Lessor to Lessee. Lessor may pursue any other rights or remedies available at law or in equity, including, without limitation, rights or remedies seeking damages, specific performance and injunctive relief. Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision hereunder or under any Schedule, shall not be construed as a consent or waiver of any other breach of the same or of any other provision. Any amendment or waiver of any provision hereof or under any Schedule or consent to any departure by Lessee 1herefrom or therefrom shall be in writing and signed by Lessor.

         No right or remedy is exclusive of any other provided herein or permitted by law or equity. All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

-------------------------
*Confidental Treatment Requested

                  LESSOR'S EXPENSE. Lessee shall pay Lessor on demand all its reasonable expenses which shall not exceed [...***...] without the written consent of Lessee (including reasonable legal fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and any other agreement and transaction contemplated hereby and all costs and expenses in protecting and enforcing Lessor's rights and interests in each Lease and the Equipment, including, without limitation, legal, collection and remarketing fees and expenses incurred by Lessor in enforcing the terms, conditions or provisions of each Lease or, upon the occurrence and continuation of an Event of Default.

                  LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee by Sections 2A-508 through 2A-522 of the UCC; provided, however, that Lessee shall have the right to recover damages from Lessor for any breach by Lessor of its obligations under this Agreement. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 22 above or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 22, except that Lessee shall have the right to require Lessor to convey to Lessee, without representation, warranty or recourse, all of Lessors rights, title and interest in and to the Equipment upon Lessors receipt, following an event of default and the exercise of the Lessors remedies, of the amounts specified in Paragraph 22(f). Any action by Lessee against Lessor for any default by Lessor under any Lease shall be commenced within one year after any such cause of action accrues.

                  NOTICES; ADMINISTRATION. Except as otherwise provided herein, all notices, approvals, consents, correspondence or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery or certified or registered mail, postage prepaid, if to Lessor, then to Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to Lessor at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal

-------------------------
*Confidental Treatment Requested

Department, if to Lessee, then to Sugen, Inc., 351 Galveston Drive, Redwood City, California 94063-4720, Attention: Vice President Finance or such other address as shall be designated by Lessee or Lessor to the other party. All such notices and correspondence shall be effective when received.

                  REPRESENTATIONS. Lessee represents and warrants to Lessor that
(a) Lessee is duly organized, validly existing and in good standing under the laws of the State of its incorporation; (b) the execution, delivery and performance by Lessee of this Agreement are within Lessee's powers, have been duly authorized by all necessary action, and do not and will not contravene (i) Lessee's organizational documents or (ii) any law or contractual restriction binding on or affecting Lessee; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Lessee of this Agreement; (d) each Lease constitutes the legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms except as may be limited by bankruptcy, reorganization, receivership, insolvency or other laws affecting the enforcement of creditors rights generally; (e) to the knowledge of Lessee the cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates, and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing or other services) given to the Lessee by the manufacturer, supplier or any other person; and (f) all information supplied by Lessee to Lessor in connection herewith is correct and does not omit any material statement necessary to insure that the information supplied is not misleading.

                  FURTHER ASSURANCES. Lessee, upon the request of Lessor, will execute, acknowledge, record or file, as the case may be, such further documents and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement. Lessee hereby appoints Lessor as its limited attorney-in-fact to execute on behalf of Lessee and authorizes Lessor to file without Lessee's signature any UCC financing statements and amendments Lessor deems advisable.

-------------------------
*Confidental Treatment Requested

                  FINANCIAL STATEMENTS. Lessee shall deliver to Lessor: (a) as soon as available, but not later than 120 days after the end of each fiscal year of Lessee and its consolidated subsidiaries, the consolidated balance sheet, income statement and statements of cash flows and shareholders equity for Lessee and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of Lessee and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, as filed with the SEC. Lessee shall also deliver to Lessor as soon as available copies of all press releases and other similar communications issued by Lessee and upon request of Lessor.

                  CONSENT TO JURISDICTION. Lessee irrevocably submits to the jurisdiction of any Illinois state or federal court sitting in Illinois for any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Lessee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state or federal court.

                  WAIVER OF JURY TRIAL. LESSEE AND LESSOR IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  FINANCE LEASE. Lessee and Lessor agree that each Lease is a "Finance Lease" as defined by Section 2A-103(g) of the UCC. Lessee acknowledges that Lessee has reviewed and approved each written Supply Contract (as defined by UCC 2A-103(y)) covering Equipment purchased from each "Supplier" (as defined by UCC 2A-103(x)) thereof.

                  NO AGENCY. Lessee acknowledges and agrees that neither the manufacturer or supplier, nor any salesman, representative or other agent of the manufacturer or supplier, is an agent of Lessor. No salesman, representative or agent of the manufacturer or supplier is authorized to waive or alter any term or condition of this Agreement or any Schedule and no representation as to the Equipment or any other matter by the manufacturer or supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Agreement or any Schedule.

                  SPECIAL TAX INDEMNIFICATION.  Lessee acknowledges that

Lessor, in determining the Rent due hereunder, has assumed that certain tax benefits as are provided to an owner of property under the Internal Revenue Code of 1986, as amended (the "Code"), and under applicable state tax law, including, without limitation, depreciation deductions under Section 168(b) of the Code, and deductions under Section 163 of the Code in an amount at least equal to the amount of interest paid or accrued by Lessor with respect to any indebtedness incurred by Lessor in financing its purchase of the Equipment, are available to Lessor as a result of the lease of the Equipment. In the event Lessor is unable to obtain such tax benefits as a result of an act or omission of Lessee of which Lessee has prior written notice and opportunity of comply, is required to include in income any amount other than the Rent or is required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement, Lessee shall pay Lessor additional rent ("Additional Rent") in a lump sum in an amount needed to provide Lessor with the same after-tax yield and after-tax cash flow as would have been realized by Lessor had Lessor (i) been able to obtain such tax benefits, and (ii) not been required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement. The Additional Rent shall be computed by Lessor, which computation shall be binding on Lessee absent good faith contest by Lessee. The Additional Rent shall be due immediately upon written notice by Lessor to Lessee of Lessor's inability to obtain tax benefits, the inclusion of any amount in income other than the Rent or the recognition of income in respect of the Rent earlier than anticipated pursuant to this Agreement. The provisions of this Paragraph 33 shall survive the termination of this Agreement.

                  GOVERNING LAW; SEVERABILITY. EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. IF ANY PROVISION SHALL BE HELD TO BE INVALID OR UNENFORCEABLE, THE VALIDITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.

         LESSEE ACKNOWLEDGES THAT LESSEE HAS READ THIS AGREEMENT AND THE SCHEDULES HERETO, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS. FURTHER, LESSEE AND LESSOR AGREE THAT THIS AGREEMENT AND THE SCHEDULES DELIVERED AND SIGNED BY LESSEE AND LESSOR IN CONNECTION HEREWITH FROM TIME TO TIME AND THE COMMITMENT LETTER DATED MARCH 20, 1997, AS EXECUTED MARCH 25, 1997, ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, SUPERSEDING ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL

OTHER COMMUNICATIONS BETWE9EN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed by their duly authorized officers as of this ____ day of ______________, 1997.


SUGEN, INC.                           TRANSAMERICA BUSINESS CREDIT CORPORATION

By:                                   By:
   -----------------------------         -----------------------------
Name:                                 Name:
     ---------------------------           ---------------------------
Title:                                Title:
      --------------------------            --------------------------

Federal Identification
Number 13-3629196

                        Schedule for Tenant Improvements

                       SCHEDULE TO MASTER LEASE AGREEMENT

                             Dated as of __________

                                 Schedule No. __

Lessor Name & Mailing Address                    Lessee Name & Mailing Address
Transamerica Business Credit Corporation                 Sugen, Inc.
Riverway II                                      351 Galveston Drive
West Office Tower                                Redwood City, California
9399 West Higgins Road                           94063-4720
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):


This Schedule covers the following described equipment ("Equipment").

         See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated as of __________ (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated _____________, between the Lessor and Lessee, if the Lessor has not received this Schedule executed by the Lessee within ____ business days from the date set forth above.

         1.  Term (Number of Months)
         2.  Equipment Cost
         3.  Commencement Date
         4.  a.      Rate Factor (months)
             a.      Rate Factor (month)
         5.  Total Rents
         6.  Advance Rents (months)
         7.  Monthly rental payments for months ____

             (including  monthly  sales/use  tax)  will  be  in  the  amount  of
             $________ and the second such rental payment will be due on ______________ and subsequent rental payments will be due on ______ each month thereafter. Monthly rental payment for month __ (including sales/use tax) will be in the amount of $__________

         1.  Security Deposit

         2. In addition to the monthly rental payments provided for herein, Lessee shall pay to Lessor, as interim rent, payable on the commencement date specified above, an amount equal to 1/30th of the monthly rental payment (including monthly sales/use tax) multiplied by the number of days from and including the commencement date through the end of the same calendar month.

Renewal Terms:

Lessee shall give Lessor ____ days prior written notice if it does not intend to make the __ Monthly Rent described in __. In the event Lessee fails to give such notice and Lessee does not make the ____ payment and provided that the Lessee's Real Estate Lease Term exceeds the Tenant Improvement Term, the lease shall automatically renew for a term of _____ months with Monthly Rental equal to __% of Equipment Cost payable monthly in advance. At the expiration of the renewal period, Lessee may purchase all (but not less than all) the Equipment for $____, plus sales and other taxes.

Tenant Improvements Termination Provisions:

If Lessee elects to vacate its present operating facilities (which is defined as any facility in which Lessor's Tenant Improvements reside), then Lessor will release its ownership in all its Tenant Improvements that cannot be removed and used and Lessee shall pay a higher monthly rental factor on the remaining term of such Tenant Improvements by ___% (or from ___% of Tenant Improvements Cost monthly to ___% of Tenant Improvements Cost).

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

In the event this Lease is not renewed pursuant to the terms hereof, Lessee shall make the __th Monthly Rental Payment on the Purchase Date of __________. On the Purchase Date, Lessee shall purchase all (but not less than all) the Equipment for $_____, plus applicable sales and other taxes.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of __% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be $____.

In witness whereof, this Schedule is hereby executed and agreed to this ____ day of ________________, 1997.


TRANSAMERICA BUSINESS CREDIT                SUGEN, INC.
CORPORATION                                 (Lessee)
(Lessor)

By:                                         By:
   ------------------------------              -------------------------------
Title:                                      Title:
      ---------------------------                  ---------------------------

       Schedule for Laboratory, Computer and Office Equipment and Software

                       SCHEDULE TO MASTER LEASE AGREEMENT

                             Dated as of __________

                                 Schedule No. __

Lessor Name & Mailing Address                   Lessee Name & Mailing Address
Transamerica Business Credit Corporation               Sugen, Inc.
Riverway II                                     351 Galveston Drive
West Office Tower                               Redwood City, California
9399 West Higgins Road                          94063-4720
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):


This Schedule covers the following described equipment ("Equipment").

         See Exhibit II and Rider I attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated as of __________ (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions and modifications. Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated _____________, between the Lessor and Lessee, if the Lessor has not received this Schedule executed by the Lessee within ____ business days from the date set forth above.

         I.   Term (Number of Months)
         II.  Equipment Cost
         III. Commencement Date
         IV.  a.      Rate Factor (months __ through __)
              a)      Rate Factor (month __)
         V.   Total Rents
         VI.  Advance Rents (months __ and __)

         VII. Monthly rental payments for months __ through __ (including monthly sales/use tax) will be in the amount of $________ and the second such rental payment will be due on and subsequent rental payments will be due on the same day of each month thereafter. Monthly rental payment for month __ (including sales/use tax) will be in the amount of $__________

         I.   Security Deposit

         II. In addition to the monthly rental payments provided for herein, Lessee shall pay to Lessor, as interim rent, payable on the commencement date specified above, an amount equal to 1/30th of the monthly rental payment (including monthly sales/use tax)
              multiplied by the number of days from and including the commencement date through the end of the same calendar month; provided, however, no interim rent shall be due if the Commencement Date is on or after the last three (3) business days of a month.

Renewal Terms:

Lessee shall give Lessor ____ days prior written notice if it does not intend to make the __ monthly rental payment described in __. In the event Lessee fails to give such notice and Lessee does not make the __ monthly rental payment, the lease shall automatically renew for a term of _____ months with _____ monthly rental payments equal to __% of Equipment Cost payable monthly in advance plus an additional payment equal to __% of Equipment Cost due at the end of the Renewal Term, plus applicable sales and other taxes. At the expiration of the Renewal Term, Lessee may purchase all (but not less than all) the Equipment for $____, plus sales and other taxes.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

In the event this Lease is not renewed pursuant to the terms hereof, Lessee shall make the __ Monthly Rental Payment on the Purchase Date of

__________. On the Purchase Date, Lessee shall purchase all (but not less than all) the Equipment for $_____, plus applicable sales and other taxes.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of __% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be $____.

In witness whereof, this Schedule is hereby executed and agreed to this ____ day of ________________, 1997.


TRANSAMERICA BUSINESS CREDIT                SUGEN, INC.
CORPORATION                                 (Lessee)
(Lessor)

By:                                         By:
   ------------------------------              -------------------------------
Title:                                      Title:
      ---------------------------                  ---------------------------